SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):           July 1, 2002
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                                MSU DEVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



33-28622-A                                                  22-2748288
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(Commission File Number)                                  (IRS Employer
                                                        Identification No.)



2901 North Central Parkway, Suite 460, Plano, Texas                  75093
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (972) 473-7543
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     The  Company is filing  herewith  its press  release  dated July 1, 2002 as
Exhibit 99.1 hereto issued in connection with Rule 135c under the Securities Act of 1933, as amended.

Item 7.   Financial Statements and Exhibits.

                  (c)      Exhibits.
                           --------

                           99.1  Press Release dated July 1, 2002.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     MSU DEVICES INC.



Dated:  July 1, 2002                                 By: /s/ D. Bruce Walter
                                                        --------------------
                                                        D. Bruce Walter
                                                        President and Chief
                                                        Executive Officer

                                                             Exhibit Index


Exhibit Number                 Description of Exhibit

99.1                           Press Release dated July 1, 2002.